EXHIBIT 99.1

OMNIQ Schedules Third-Quarter 2024 Earnings Call

SALT LAKE CITY, Nov. 12, 2024 (GLOBE NEWSWIRE) -- OMNIQ Corp. (OTC: OMQS) (“OMNIQ” or the “Company”), a provider of automation solutions including machine vision AI and IoT–based solutions will release Third Quarter 2024 Earnings after the market close on Thursday, November 14th, 2024. The announcement will be followed by a live earnings call with management the following morning, Friday, November 15th, 2024, at 11:00 AM EST. You can join the call by visiting www.omniQ.com or by using the link provided below.

To Join By Phone:

  Toll Free: 888-506-0062
  International: 973-528-0011
  Participant Access Code: 895329

To Join via Computer

https://www.webcaster4.com/Webcast/Page/2310/51660

MISSED THE CALL? LISTEN TO THE REPLAY

  Toll Free: 877-481-4010
  International: 919-882-2331
  Replay Passcode: 51660

ABOUT OMNIQ

OMNIQ Corp. excels in providing state-of-the-art computerized and machine vision image processing technologies, anchored in its proprietary and patented artificial intelligence innovations. The Company's extensive range of services spans advanced data collection systems, real-time surveillance, and monitoring capabilities catered to various sectors, including supply chain management, homeland security, public safety, as well as traffic and parking management. These innovative solutions are strategically designed to secure and optimize the movement of individuals, assets, and information across essential infrastructures such as airports, warehouses, and national borders.

The Company serves a broad spectrum of clients, including government agencies and esteemed Fortune 500 corporations across several industries—manufacturing, retail, healthcare, distribution, transportation, logistics, food and beverage, and the oil, gas, and chemical sectors. By adopting OMNIQ Corp.'s advanced solutions, these organizations are better equipped to manage the intricacies of their domains, thereby enhancing their operational effectiveness.

OMNIQ Corp. has established a significant footprint in rapidly expanding markets. This includes the Global Safe City sector, predicted to reach $67.1 billion by 2028, the smart parking industry, expected to escalate to $16.4 billion by 2030, and the fast-casual restaurant market, projected to hit $209 billion by 2027. These engagements reflect the Company's strategic alignment with industries that are witnessing a growing need for innovative AI technology solutions. For additional information, please visit www.OMNIQ.com.

Information about forward-looking statements

This press release includes forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, specifically under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, which address expected future events, economic performance, and financial outcomes, are not historical facts but predictions based on current expectations and projections.

Such forward-looking statements, identifiable by terms like "anticipate," "expect," "may," "believe," and similar expressions, should not be seen as guarantees of future results. They are based on the information available at the time of making and reflect management's current expectations about future events. These statements are subject to various risks and uncertainties that could cause actual results to differ significantly from those projected or implied. Some of these risks include fluctuations in product demand, the introduction of new offerings, maintaining customer and strategic relationships, competitive pressures, market growth, financial liquidity, debt management, and the ability to integrate new acquisitions effectively.

Specific forward-looking statements in this release include expectations regarding financial strategies, revenue growth, and operational improvements. For a detailed discussion of risks and uncertainties that could affect OMNIQ Corp.'s future performance, please refer to our recent filings with the Securities and Exchange Commission at https://www.sec.gov. OMNIQ Corp. does not commit to updating these forward-looking statements unless required by law.

CONTACT

IR@OMNIQ.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/8437f8ad-8fba-4496-a6f0-3b6d1c075b05